Aberdeen Funds: Summary Prospectus

Aberdeen International Small Cap Fund

February 28, 2018

Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information, shareholder reports and other information about the Fund online at www.aberdeen-asset.us/usretail/literature/equity. You can also get this information at no cost by e-mailing a request to Investor.Services.US@aberdeenstandard.com, calling 866-667-9231 or asking your financial advisor. The Fund's Prospectus and Statement of Additional Information, both dated February 28, 2018, and the independent registered public accounting firm's report and financial statements in the Fund's annual report, dated October 31, 2017, are incorporated by reference into this summary prospectus.

Fund Tickers

Class A: WVCCX Class C: CPVCX Class R: WPVAX Class T: ASPTX Institutional Class: ABNIX Institutional Service Class: AGISX

Objective

The Aberdeen International Small Cap Fund (the "International Small Cap Fund" or the "Fund") seeks long-term growth of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay when you buy and hold shares of the International Small Cap Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Aberdeen Funds. More information about these and other discounts is available from your financial advisor and in the "Reduction and Waiver of Class A Sales Charges," "Reduction and Waiver of Class T Sales Charges" and "Broker-Defined Sales Charge Waiver Policies" sections on pages 171, 174 and 228 of the Fund's prospectus, respectively, and in the "Additional Information on Purchases and Sales — Waiver of Class A Sales Charges," "Reduction of Sales Charges" and "Class T Shares" sections on pages 155, 156 and 159 of the Fund's Statement of Additional Information, respectively. This table does not include the brokerage commissions that you may pay when purchasing or selling Institutional Class shares or Institutional Service Class shares of the Fund.

Shareholder Fees (Fees Paid Directly From Your Investment)	Class A Shares	Class C Shares	Class R Shares	Class T Shares	Institutional Class Shares	Institutional Service Class Shares
Maximum Sales Charge (Load) imposed upon purchases (as a percentage of offering price)	5.75%	None	None	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering or sale price, whichever is less)	1.00%[1]	1.00%[2]	None	None	None	None
Small Account Fee[3]	$20	$20	None	$20	$20	$20
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.25%	None	None
Other Expenses[4]	0.56%	0.58%	0.70%	0.56%	0.55%	0.74%
Total Annual Fund Operating Expenses	1.81%	2.58%	2.20%	1.81%	1.55%	1.74%
Less: Amount of Fee Limitations/Expense Reimbursements[5]	0.34%	0.43%	0.34%	0.34%	0.40%	0.34%
Total Annual Fund Operating Expenses After Fee Limitations/ Expense Reimbursements	1.47%	2.15%	1.86%	1.47%	1.15%	1.40%

1  Unless you are otherwise eligible to purchase Class A shares without a sales charge, a contingent deferred sales charge (CDSC) of up to 1.00% will be charged on Class A shares redeemed within 18 months of purchase if you paid no sales charge on the original purchase and a finder's fee was paid.

2  If you redeem your Class C shares within the first year after you purchase them you must pay a CDSC of 1%; however, the CDSC shall not apply to the purchases of Class C shares where the selling broker-dealer was not paid a commission at the time of purchase.

3  Accounts with balances below $1,000 are generally subject to a $5 quarterly fee (with an annual maximum of $20 per account). Shares from such accounts are redeemed each quarter to cover the fee, which is returned to the Fund to offset small account expenses. Under some circumstances, the Fund may waive the quarterly fee. See the Statement of Additional Information for information about the circumstances under which this fee will not be assessed.

  Aberdeen International Small Cap Fund: Summary Prospectus as of February 28, 2018  1

4  Other Expenses for Class A, Class C, Class R, Institutional Class and Institutional Service Class shares have been restated to reflect current fees. Other Expenses for Class T shares are estimated for the current fiscal year because Class T has not commenced operations as of the date of this prospectus.

5  Aberdeen Funds (the "Trust") and Aberdeen Asset Management Inc. (the "Adviser") have entered into a written contract limiting operating expenses to 1.15% for all classes of the Fund. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Independent Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A Shares, Class R Shares, Class T Shares and Institutional Service Class Shares and extraordinary expenses. The Trust is authorized to reimburse the Adviser for management fees previously limited and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses and the reimbursements do not cause a Class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser.

Example

This Example is intended to help you compare the cost of investing in the International Small Cap Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. It assumes a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A shares	$716	$1,081	$1,469	$2,553
Class C shares	$318	$762	$1,332	$2,883
Class R shares	$189	$656	$1,149	$2,507
Class T shares	$396	$773	$1,175	$2,296
Institutional Class shares	$117	$450	$807	$1,812
Institutional Service Class shares	$143	$515	$912	$2,024

You would pay the following expenses on the same investment if you did not sell your shares:

	1 Year	3 Years	5 Years	10 Years
Class C shares	$218	$762	$1,332	$2,883

Portfolio Turnover

The International Small Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 20.60% of the average value of its portfolio.

Principal Strategies

The International Small Cap Fund seeks to achieve its objective by investing primarily in equity securities of small non-U.S. companies. Equity securities include, but are not limited to, common stock, preferred stock and depositary receipts. As a non-fundamental policy, under normal market conditions, the Fund will invest at least 80% of the value of its net assets, plus any borrowings for investment purposes, in equity securities of non-U.S. small companies. For purposes of the 80% policy, a company is considered to be a non-U.S. company if Fund management determines that the company meets one or more of the following criteria: the company

•  is organized under the laws of or has its principal place of business in a country outside the U.S.;

•  has its principal securities trading market in a country outside the U.S.; and/or

•  derives the majority of its annual revenue or earnings or assets from goods produced, sales made or services performed in a country outside the U.S.

The Fund considers a "small" company to be one whose market capitalization is within the range of capitalizations of companies in the MSCI All Country World ex-USA Small Cap Index at the time of purchase. As of December 31, 2017, the MSCI All Country World ex-USA Small Cap Index included companies with market capitalizations up to $10.16 billion. In addition, based on current market conditions, the Fund generally will not consider a company with a market capitalization in excess of $6 billion to be small-cap; however, this maximum capitalization may change with market conditions. Some companies may outgrow the definition of a small company or may no longer fall within the range of a reconstituted index after the Fund has purchased their securities. These companies will continue to be considered small for purposes of the Fund's minimum 80% allocation to small company equities. In addition, the Fund may invest in companies of any size once the 80% policy is met. As a result, the Fund's average market capitalization may sometimes exceed that of the largest company in the MSCI All Country World ex-USA Small Cap Index.

If the International Small Cap Fund changes its 80% investment policy, it will notify shareholders at least 60 days before the change and, if necessary, will change the name of the International Small Cap Fund.

Under normal circumstances, a number of countries around the world will be represented in the Fund's portfolio, some of which may be considered to be emerging market countries. At times, the Fund may have a significant amount of its assets invested in a country or geographic region. The Fund may invest in securities denominated in U.S. Dollars and the currencies of the foreign countries in which it may invest. The Fund typically has full currency exposure to those markets in which it invests.

The Fund may invest in securities of any market sector and may hold a significant amount of securities of companies, from time to time, within a single sector.

The Fund may invest:

•  up to 20% of net assets in debt securities;

•  up to 10% of net assets in private funds that invest in private equity and in venture-capital companies;

•  up to 35% of net assets in emerging markets securities; and

•  without limit in foreign securities.

2  Aberdeen International Small Cap Fund: Summary Prospectus as of February 28, 2018

In carrying out the Fund's investment strategies, the Adviser employs a fundamental, bottom-up equity investment process, which is based on first-hand research and disciplined company evaluation. Stocks are identified for their long-term, fundamental value based on quality and price. ESG (Environmental, Social and Governance) analysis is fully integrated into investment decisions for all equity holdings. As such, the Adviser evaluates ESG factors as part of the investment analysis process and this forms an integral component of the Adviser's quality rating for all companies.

Principal Risks

The International Small Cap Fund cannot guarantee that it will achieve its investment objective.

As with any fund, the value of the Fund's investments — and therefore, the value of Fund shares — may fluctuate. These changes may occur because of:

Country/Regional Focus Risk — Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

Emerging Markets Risk — A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see "Foreign Securities Risk" below).

Foreign Currency Exposure Risk — The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Foreign Securities Risk — Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks.

Impact of Large Redemptions and Purchases of Fund Shares — Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund's performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

Issuer Risk — The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or service.

Management Risk — The Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

Market Risk — Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in those markets in which the Fund invests.

Sector Risk — To the extent that the Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent that the consumer staples sector continues to represent a significant portion of the Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector.The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Industrials Sector Risk. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

Small-Cap Securities Risk — Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Valuation Risk — The price that the Fund could receive upon the sale of any particular portfolio investment may differ from the Fund's valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or

  Aberdeen International Small Cap Fund: Summary Prospectus as of February 28, 2018  3

lesser than expected gain upon the sale of the investment. The Fund's ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

If the value of the Fund's investments decreases, you may lose money.

For additional information regarding the above identified risks, see "Fund Details: Additional Information about Investments, Investment Techniques and Risks" in the prospectus.

Performance

The bar chart and table below can help you evaluate potential risks of the International Small Cap Fund. The bar chart shows how the Fund's annual total returns for Class A have varied from year to year. The returns in the bar chart do not reflect the impact of sales charges. If the applicable sales charges were included, the annual total returns would be lower than those shown. Unlike the bar chart, the returns in the table reflect the maximum applicable sales charges.

The table compares the Fund's average annual total returns to the returns of the MSCI All Country World ex-USA Small Cap Index, a broad-based securities index. Past performance (before and after taxes) is not necessarily indicative of how the Fund will perform in the future. For updated performance information, please visit www.aberdeen-asset.us or call 866-667-9231.

The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Global Small Cap Fund to Aberdeen International Small Cap Fund. The returns presented for the International Small Cap Fund prior to July 20, 2009 reflect the performance of a predecessor fund (the "Predecessor Fund"), which was a registered investment company. The International Small Cap Fund adopted the performance of the Predecessor Fund as the result of a reorganization in which the International Small Cap Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. The investment strategy of the International Small Cap Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar.

Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.

Class T shares have not commenced operations as of the date of this prospectus. Class T returns are based on the previous performance of the Fund's Class A shares. Class A returns for periods prior to July 20, 2009 are based on the previous performance of the Common Class shares of the Predecessor Fund. Class R returns for periods prior to July 20, 2009 are based on the previous performance of the Adviser Class shares of the Predecessor Fund. Institutional Service Class returns prior to the commencement of operations of the Institutional Service Class (inception date: September 16, 2009) are based on the previous performance of the Fund's Class A shares. Institutional Class returns prior to the commencement of operations of the Institutional Class (inception date: July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what each individual class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Annual Total Returns — Class A Shares
(Years Ended Dec. 31)

Highest Return: 23.29% – 2nd quarter 2009
Lowest Return: -27.42% – 4th quarter 2008

After-tax returns are shown in the following table for Class A shares only and will vary for other classes. After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Your actual after-tax return depends on your personal tax situation and may differ from what is shown here. After-tax returns are not relevant to investors in tax-deferred arrangements, such as individual retirement accounts, 401(k) plans or certain other employer-sponsored retirement plans.

Average Annual Total Returns as of December 31, 2017

	1 Year	5 Years	10 Years
Class A shares–Before Taxes	24.16%	7.13%	5.43%
Class A shares–After Taxes on Distributions	23.06%	5.74%	4.61%
Class A shares–After Taxes on Distributions and Sale of Shares	14.29%	5.18%	4.06%
Class C shares–Before Taxes	29.92%	7.67%	5.31%
Class R shares–Before Taxes	31.25%	8.08%	5.76%
Class T shares–Before Taxes	28.47%	7.86%	5.79%
Institutional Class shares– Before Taxes	32.18%	8.74%	6.31%
Institutional Service Class shares–Before Taxes	31.91%	8.52%	6.18%
MSCI All-Country World ex-USA Small Cap Index (reflects no deduction for fees, expenses or taxes)	32.12%	10.42%	5.06%

4  Aberdeen International Small Cap Fund: Summary Prospectus as of February 28, 2018

Investment Adviser

Aberdeen Asset Management Inc. (the "Adviser") serves as the International Small Cap Fund's investment adviser and Aberdeen Asset Managers Limited ("AAML") serves as the Fund's subadviser. In the United States, Aberdeen Standard Investments is the marketing name for the aforementioned entities.

Portfolio Managers

The Fund is managed using a team-based approach, with the following team members being jointly and primarily responsible for the day-to-day management of the Fund:

Name	Title	Served on the fund since
Stephen Docherty	Head of Global Equities	2009
Bruce Stout	Senior Investment Manager	2009
Jamie Cumming, CFA®	Senior Investment Manager	2009
Samantha Fitzpatrick, CFA®	Senior Investment Manager	2009
Martin Connaghan	Senior Investment Manager	2009

Purchase and Sale of Fund Shares

The Fund's minimum investment requirements are as follows:

Class A, Class C and Class T Shares
To open an account	$1,000
To open an IRA account	$1,000
Additional investments	$50
To start an Automatic Investment Plan	$1,000
Additional Investments (Automatic Investment Plan)	$50
CLASS R SHARES
To open an account	No Minimum
Additional investments	No Minimum
INSTITUTIONAL CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum
INSTITUTIONAL SERVICE CLASS SHARES
To open an account	$1,000,000
Additional investments	No Minimum

The Fund reserves the right to apply or waive investment minimums under certain circumstances as described in the prospectus under the "Choosing a Share Class" section.

Fund shares may be redeemed on each day that the New York Stock Exchange is open. Fund shares may be sold by mail or fax, by telephone or on-line.

Tax Information

The Fund's dividends and distributions are subject to federal income taxes and will be taxed as ordinary income or capital gains, unless you are a tax-exempt investor or invest through a qualified employee benefit plan, retirement plan or other tax-deferred account, in which case your withdrawals from such account may be taxed as ordinary income.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary's website for more information.

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